UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
_____________________________________________________________________________________________

Date of Report (Date of earliest event reported): May 26, 2015

IZEA, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-167960	37-1530765
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

480 N. Orlando Avenue, Suite 200 Winter Park, Florida	32789
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (407) 674-6911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR     240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR     240.13e-4(c))

CURRENT REPORT ON FORM 8-K

IZEA, INC.

May 26, 2015

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)    On May 26, 2015, Jill Golder was elected to our Board of Directors. Ms. Golder has 26 years of finance, accounting and corporate governance experience and has served in numerous leadership roles at Fortune 500 companies.

Ms. Golder joined Ruby Tuesday (NYSE:RT), an international restaurant company with more than 40,000 employees and $1.2 billion in annual sales, as its Senior Vice President, Finance, in April 2013 and has served as its Chief Financial Officer since June 2014. As Chief Financial Officer, Ms. Golder manages all areas of Corporate Finance, Accounting, Investor Relations, Internal Audit, Supply Chain, Development and Information Technology.

Prior to joining Ruby Tuesday, she was the Chief Financial Officer for Cooper’s Hawk Winery & Restaurants. Ms. Golder spent 23 years at Darden Restaurants (NYSE: DRI), holding progressively responsible positions in finance. During her last 10 years with Darden, Ms. Golder held the position of Senior Vice President, Finance, leading finance for brands including Olive Garden, Red Lobster and the Specialty Restaurant Group.

Ms. Golder has also served as Director of Strategic Planning & Corporate Analysis at Dominos Pizza and she earlier served as a Manager of Finance at Walt Disney World. Ms. Golder serves on the University of Tennessee Economics Advisory Council. She earned a Bachelor of Arts degree with a major in Economics at Kalamazoo College and a Masters in Business Administration from the University of Chicago Booth School of Business.

In consideration of her services as a director, we have agreed to grant to Ms. Golder stock options to purchase 50,000 shares of our common stock at the current market price, vesting in equal monthly installments over 12 months from the date of grant.
Ms. Golder has not engaged in any related party transactions with us during the last two fiscal years and there are no family relationships between Ms. Golder and any of our other executive officers or directors. Therefore, Ms. Golder is considered to be an independent member of our Board of Directors, under Nasdaq’s independence standards.
On May 27, 2015, we issued a press release announcing the appointment of Ms. Golder to our Board of Directors. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)   Exhibits.

Exhibit No.	Description

99.1	Press Release issued by IZEA, Inc. on May 27, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IZEA, INC.

Date: May 27, 2015	By:/s/ Edward H. (Ted) Murphy Edward H. (Ted) Murphy President and Chief Executive Officer